UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2013 (August 2, 2013)

SPECTRA ENERGY PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-33556	41-2232463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court

Houston, Texas 77056

(Address of principal executive offices)

(713) 627-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 2, 2013, Spectra Energy Partners, LP (the “Partnership”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of its acquisition of a 40% ownership interest in the U.S. portion of the Express-Platte Pipeline System (Express Holdings (USA) Inc. or “Express US”), and a 100% ownership interest in the Canadian portion of the Express-Platte Pipeline System, consisting of 1108437 Alberta Ltd., Express Pipeline Ltd., Express Holdings (Canada) Limited Partnership, and Express Pipeline Limited Partnership (collectively, “Express Canada”), from subsidiaries of Spectra Energy Corp (“SE Corp”).

The Partnership is filing this amendment to the Initial Report to provide, in accordance with Item 9.01(a)(4) of Form 8-K, (i) audited financial statements of Express US and Express Canada as of and for the years ended December 31, 2012, 2011 and 2010 and unaudited condensed financial statements of Express US and Express Canada as of June 30, 2013 and for the six months ended June 30, 2013 and 2012, and (ii) unaudited pro forma condensed combined consolidated financial information of the Partnership as of and for the six months ended June 30, 2013 and for the years ended December 31, 2012, 2011 and 2010, which financial information reflects the completed acquisition and contribution of Express US and Express Canada and the probable contribution of the Contributed Entities as described in Item 8.01 below. The aforementioned financial statements and financial information are filed as exhibits to this Current Report on Form 8-K/A. No other modifications to the Initial Report are being made by this amendment. This amendment should be read in conjunction with the Initial Report, which provides a more complete description of the acquisition of Express US and Express Canada.

Item 8.01.	Other Events.

On August 6, 2013, the Partnership filed a Current Report on Form 8-K (the “Dropdown Report”) to report, among other things, that it had entered into a contribution agreement (the “Contribution Agreement”) with SE Corp, pursuant to which SE Corp has agreed to contribute to the Partnership substantially all of its interests in its subsidiaries that own U.S. transmission, storage and liquids assets (as more fully defined in Note 1 to the financial statements filed as Exhibit 99.5 to this Current Report on Form 8-K/A, the “Contributed Entities” and the remaining 60% ownership interest in Express US) and to assign to the Partnership its interests in certain related contracts. The closing of the contribution of substantially all of the Contributed Entities and the remaining 60% ownership interest in Express US is probable and expected to occur in the fourth quarter of 2013, subject to regulatory approval and the satisfaction of customary closing conditions.

The Partnership is providing in this Current Report on Form 8-K/A (i) audited financial statements of the Contributed Entities as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010 and unaudited financial statements of the Contributed Entities as of June 30, 2013 and for the six months ended June 30, 2013 and 2012, in accordance with Rule 3-05 of Regulation S-X, and (ii) unaudited pro forma condensed combined consolidated financial information of the Partnership for the years ended December 31, 2012, 2011 and 2010 and as of and for the six months ended June 30, 2013, in accordance with Article 11 of Regulation S-X, which pro forma financial information reflects the completed acquisition of Express US and Express Canada as described above and the probable contribution of the Contributed Entities and the remaining 60% ownership interest in Express US. The aforementioned financial statements and financial information are filed as exhibits to this Current Report on Form 8-K/A. This Current Report on Form 8-K/A should be read in conjunction with the Dropdown Report, which provides a more complete description of the contribution of the Contributed Entities and the remaining 60% ownership interest in Express US.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Audited consolidated financial statements of Express Holdings (USA) Inc. as of and for the years ended December 31, 2012, 2011, and 2010, filed as Exhibit 99.1 to this Current Report.

Unaudited condensed consolidated financial statements of Express US (formerly Express Holdings (USA) Inc.) as of June 30, 2013 and for the six months ended June 30, 2013 and 2012, filed as Exhibit 99.2 to this Current Report.

Audited combined consolidated financial statements of Express Canada as of and for the years ended December 31, 2012, 2011, and 2010, filed as Exhibit 99.3 to this Current Report.

Unaudited condensed consolidated financial statements of Express Canada as of June 30, 2013 and for the six months ended June 30, 2013 and 2012, filed as Exhibit 99.4 to this Current Report.

Audited combined financial statements of the Contributed Entities as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011, and 2010, filed as Exhibit 99.5 to this Current Report.

Unaudited condensed combined financial statements of the Contributed Entities as of June 30, 2013 and for the six months ended June 30, 2013 and 2012, filed as Exhibit 99.6 to this Current Report.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined consolidated financial information of Spectra Energy Partners, LP as of and for the six months ended June 30, 2013 and for the years ended December 31, 2012, 2011, and 2010, filed as Exhibit 99.7 to this Current Report.

(c)	Exhibits.

Exhibit Number	Description

23.1	Consent of KPMG LLP related to Express Holdings (USA) Inc.

23.2	Consent of KPMG LLP related to Express Canada.

23.3	Consent of Deloitte & Touche LLP related to the Contributed Entities.

99.1	Audited consolidated financial statements of Express Holdings (USA) Inc.

99.2	Unaudited condensed consolidated financial statements of Express US (formerly Express Holdings (USA) Inc.).

99.3	Audited combined consolidated financial statements of Express Canada.

99.4	Unaudited condensed consolidated financial statements of Express Canada.

99.5	Audited combined financial statements of the Contributed Entities.

99.6	Unaudited condensed combined financial statements of the Contributed Entities.

99.7	Unaudited pro forma condensed combined consolidated financial information of Spectra Energy Partners, LP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY PARTNERS, LP

By:	Spectra Energy Partners (DE) GP, LP, its general partner

By:	Spectra Energy Partners GP, LLC, its general partner

/s/ Julie A. Dill
Julie A. Dill President and Chief Executive Officer

Date: August 29, 2013

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP related to Express Holdings (USA) Inc.

23.2	Consent of KPMG LLP related to Express Canada.

23.3	Consent of Deloitte & Touche LLP related to the Contributed Entities.

99.1	Audited consolidated financial statements of Express Holdings (USA) Inc.

99.2	Unaudited condensed consolidated financial statements of Express US (formerly Express Holdings (USA) Inc.).

99.3	Audited combined consolidated financial statements of Express Canada.

99.4	Unaudited condensed consolidated financial statements of Express Canada.

99.5	Audited combined financial statements of the Contributed Entities.

99.6	Unaudited condensed combined financial statements of the Contributed Entities.

99.7	Unaudited pro forma condensed combined consolidated financial information of Spectra Energy Partners, LP.